SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report - March 26, 2001

                                ACNB CORPORATION
             (Exact name of registrant as specified in its charter)



          Pennsylvania                  0-11783                 23-2233457
 ----------------------------   ----------------------    ----------------------
 (State or other jurisdiction      (Commission File           (IRS Employer
      of incorporation)                 Number)           Identification Number)


675 Old Harrisburg Road, Gettysburg, Pennsylvania                    17325
-------------------------------------------------               ----------------
     (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number including area code:   (717) 334-3161
                                                     --------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)





                    Page 1 of 17 Sequentially Numbered Pages
                       Index to Exhibits Found on Page 4



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ITEM 1.           Changes in Control of Registrant

                           Not Applicable.

ITEM 2.           Acquisition or Disposition of Assets

                           Not Applicable

ITEM 3.           Bankruptcy or Receivership.

                           Not Applicable

ITEM 4.           Changes in Registrant's Certifying Accountant

                           Not Applicable

ITEM 5.           Other Events.

                           The Registrant files this Current Report on Form 8-K to deliver certain Documents, by exhibit, to the Commission.

ITEM 6.           Resignations of Registrant's Directors.

                           Not Applicable

ITEM 7.           Financial Statements and Exhibits.

                           Exhibits:

                                  99 Executive Employment Agreement, dated as of January 1, 2000 between Adams County National Bank, ACNB Corporation and Thomas A. Ritter.

ITEM 8.           Change in Fiscal Year.

                           Not Applicable

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ACNB Corporation
                                    (Registrant)


                                    BY:
                                       ----------------------------------
                                       Ronald L. Hankey
                                       (Chairman/CEO)


Dated: March 26, 2001

                                  EXHIBIT INDEX


                                                                 Page Number
                                                              in Manually Signed
Exhibit No.                                                        Original
-----------                                                   ------------------


    99         Executive Employment Agreement, dated as of
               January 1, 2000, between Adams County National
               Bank, ACNB Corporation and Thomas A. Ritter            5